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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

GFR PHARMACEUTICALS INC.

(Exact name of Registrant as specified in charter)

NEVADA

(State or other jurisdiction of incorporation)

000-27959 77-0517964

(Commission File Number) (IRS Employer Identification No.)

Suite 11405 - 201A Street, Maple Ridge, British Columbia V2X 0Y3
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 460-8440

Not Applicable

(Former address if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

The Registrant amended its Articles of Incorporation to change its name from Laredo Investment Corp. to GFR Pharmaceuticals Inc. and to reverse split its issued and outstanding shares of common stock on a thirty to one basis. The Registrant's authorized share capital remains 100,000,000 shares of common stock with a par value of $0.001 per share.

Further details of these changes are contained in the Registrant's Definitive Form 14C filed with the SEC on July 19, 2004, 2004 and in the press release attached as Exhibit 99.a.

ITEM 6. RESIGNATION OF DIRECTORS

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

EXHIBITS

99.a	Press Release

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GFR PHARMACEUTICALS INC.

By:

/s/ Richard Pierce

_________________________________

Richard Pierce, President

Dated: August 9, 2004